UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

REVANCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Revance Therapeutics, Inc.

7555 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 15, 2019, Revance Therapeutics, Inc. (the “Company”) filed a preliminary prospectus supplement to its Registration Statement on Form S-3 (File No. 333-221911) with the U.S. Securities and Exchange Commission (the “SEC”), in which it disclosed that the Company had approximately $194.8 million of cash, cash equivalents and short-term investments as of January 11, 2019. This amount is preliminary, and includes a cash payment (net of withholding tax) of $27.0 million received from Shanghai Fosun Pharmaceutical Industrial Development Co., Ltd. pursuant to its previously announced license agreement, and has not been audited.

Forward-Looking Statements

This Item 2.02 of this report contains forward-looking statements, including, without limitation, statements relating to our cash position as of January 11, 2019. These forward-looking statements are based upon our current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks related to changes in estimated cash position based on the completion of our financial statement closing procedures and the review by our independent registered public accounting firm of such financial statements, and other risks detailed in our filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We do not undertake any obligation to update any forward-looking statements as a result of new information, future events, changed assumptions or otherwise.

The information in Item 2.02 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any filing with the SEC made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2019	Revance Therapeutics, Inc.

	By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer